Exhibit 13.2


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Dafna Gruber, as Chief Financial Officer of Alvarion Ltd. (the "Company"), certify, pursuant to 18 U.S.C.ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the accompanying Amendment No. 1 to the Annual Report on Form 20-F for the fiscal year ended December 31, 2004 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2006

                                        /s/ Dafna Gruber
                                        -------------------------
                                        Dafna Gruber
                                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.